LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED FEBRUARY 2, 2017

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2016, OF

LEGG MASON BW ABSOLUTE RETURN OPPORTUNITIES FUND

The following text replaces any information to the contrary in the section of the fund’s Statement of Additional Information titled “Manager and Subadviser – Portfolio Managers”:

Portfolio Managers

Stephen S. Smith, David F. Hoffman, CFA, John P. McIntyre, CFA, and Anujeet Sareen, CFA, serve as portfolio managers to the fund. The tables below provide information regarding other accounts for which Messrs. Smith, Hoffman, McIntyre and Sareen have day-to-day management responsibility.

All information is provided as of December 31, 2016.

Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance Based ($ millions)
Steven S. Smith	Registered investment companies	6	3,566.0	0	0
	Other pooled investment vehicles	40	15,054.0	4	1,227.0
	Other accounts	92	26,656.0	13	11,309.0

David F. Hoffman, John P. McIntyre and Anujeet Sareen	Registered investment companies	6	3,566.0	0	0
	Other pooled investment vehicles	40	15,054.0	4	1,227.0
	Other accounts	92	26,656.0	13	11,309.0

As of December 31, 2016, Messrs. Smith, Hoffman, McIntyre and Sareen did not own any shares of the fund.

Please retain this supplement for future reference.

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